Corporate Summary February 2012 OTC: GALT Exhibit 99.1

Forward Looking Statements
This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements relate to future events or future financial performance, and use words such as
“may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others: incurrence of operating losses since our inception, uncertainty as to adequate financing of our operations, extensive and costly regulatory oversight that could restrict or prevent product commercialization, inability to achieve commercial product acceptance, inability to protect our intellectual property, dependence on strategic partnerships, product competition, and others stated in risk factors contained in our SEC filings. We cannot assure that we have identified all risks or that others may emerge which we do not anticipate. You should not place undue reliance on forward-looking statements.
Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.
© 2012 Galectin Therapeutics
OTC:GALT

HIGHLIGHTS
Proprietary
Compounds
• First in class, proprietary compounds that inhibit galectin proteins
• Novel class of safe, complex carbohydrate drugs
• GR-MD-02: Non-alcoholic steatohepatitis (NASH) and other causes of liver fibrosis (clinical Q1 2013)
• GM-CT-01: Enhance immune cell killing of cancer cells (Phase I/II)
Validated Science
• Pre-clinical models demonstrate that galectins are critical targets for intended diseases and mechanisms that would be novel in the market
Large Market
Opportunities
• NASH and liver fibrosis indications would be first therapies for completely unmet medical needs, representing a multi-billion dollar market
• Enhanced immune killing of cancer cells is synergistic with many current and experimental therapies, expected to be a $7 billion market by 2015
Intellectual Property
• Control 100% of commercial rights
• GR-MD-02: Matter and Methods pending (priorities of 2006-2011)
• GM-CT-01: Matter and Methods granted (expire 2023, priority 2003)
Experienced
Management Team
• Management team has collective experience in multiple biotechnology and large Pharma companies and relevant scientific areas
© 2012 Galectin Therapeutics
OTC:GALT

Experienced Management Team
© 2012 Galectin Therapeutics
OTC:GALT

Peter G. Traber, MD
President, CEO, CMO
• Over 25 years experience in biomedicine and pharmaceutical industries in research and development, clinical medicine, management and leadership, and business development. Medical expertise in liver disease
• GlaxoSmithKline, University of Pennsylvania, Baylor College of Medicine
Anatole Klyosov, PhD
Chief Scientist
• Over 35 years experience in biochemical reactions and their mechanisms, biotechnology, and carbohydrate research
• Moscow University, Russian Academy of Sciences, Harvard Medical School
Eliezer Zomer, PhD
EVP, Product
Development
• Over 30 years experience in biotechnology engineering  and regulatory in pharmaceuticals and diagnostics.
• Koor Biotechnologies, Charm Sciences, Glycogenesis, HU Medical School
(Jerusalem), Harvard University
Anthony Squeglia, MBA
CFO
• Over 25 years in finance, strategic planning, marketing & investor relations with technology companies
• ITT, ATT, Ascom Timeplex, Quentra Networks. BBA from The Wharton School,
University of Pennsylvania; MBA from Pepperdine University
Maureen Foley
COO
• Over 30 years experience in business and operations management for public and private scientific, and biotech corporations and startup companies
• eHealthDirect, Signatron, ArsDigita and Thermo Fibergen
Elena Chekhova, PhD
Program Manager
• Over10 years of experience working in the biotech and life sciences industries, project management, manufacturing and business development.
• Regis Tech., Decode, Zafgen, Boston College, Tokai Pharma, MIT, University of
Dortmund, Harvard University

NASH and Liver Fibrosis are Multi-
Billion Dollar Markets In US Alone
Transplants
(6,291*)
Wait List
(17,000**)
Death From Cirrhosis
(44,677
#
)
Cirrhosis
(400,000
##
)
NASH: 9-15 Million
&
* Performed in US in 2010  (UNOS)
* * Prevalence in US 2010 (UNOS)
• The ONLY current therapy for advanced fibrosis (cirrhosis) is liver transplantation
• No approved medical therapy for fibrosis
• While there are treatments for some underlying etiologies (Hepatitis C and B), there is no approved therapy for NASH
© 2012 Galectin Therapeutics
OTC:GALT

#
Deaths in 1998 (AASLD Workshop, 2001)
##
Prevalence in US 1976-1980 (NIDDK)
Hepatitis C, Hepatitis B, Alcohol
&
Prevalence in US 2011 (NIH)

Immune Enhancement is Synergistic With
Many Emerging Cancer Immunotherapies
• Enhancing the ability of the immune system to recognize and kill tumor cells is a very active area in the personalized approach to cancer therapy
• Two agents have been approved for use to date
• Dendritic cell vaccine: Provenge (Dendreon)
• T-cell activator (CTLA4 receptor mAb):  Ipilimumab (Yervoy, BMS)
• Many more vaccines and activators in development
• Our drugs reverse the “Galectin Effect” by which tumors inhibit the immune system and will be synergistic
with all tumor
immunotherapies. May be effective with unaltered immune system
• While tumor vaccines are patient and tumor specific, reversal of the
“Galectin Effect” is universal
• The tumor vaccine market is forecast to be over $7 billion by 2015
© 2012 Galectin Therapeutics
OTC:GALT

• Science of Galectins
•
Galectin Function
•
Galectin Inhibitors
• Liver Fibrosis
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
• Immune Enhancement in Cancer Therapy
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
© 2012 Galectin Therapeutics
OTC:GALT

Galectin Proteins Are Critical Participants In
Pathogenesis of Many Fibrotic and Neoplastic
Diseases
© 2012 Galectin Therapeutics
OTC:GALT

PROMOTE
PATHOLOGY
Markedly Increased in:
1. Inflammation
2. Fibrosis
3. Cancer
*Galectin-3 is key galectin in pathological processes
Secreted
Galectin
Proteins*
Bind to cell surface
and matrix
glycoproteins
(galactose residues)
Modulate cell
signaling
Promote cell-cell
interactions
Promote cell-
matrix interactions

Galectin
Proteins
Galectin
Inhibitor
Galectin Inhibitors: A New Class of
Pathology Modulators
© 2012 Galectin Therapeutics
OTC:GALT

• Novel complex carbohydrate drugs that target
secreted and membrane-associated galectins by
virtue of high molecular weight
• Strongest binding to galectin-3, most prominent
galectin in disease processes
• Binding to galectins disrupts function and modulates
multiple cellular pathways in pathology representing
a new class of therapeutic agents
• Low toxicity potential as a carbohydrate
with no toxic metabolites
• Two classes of compounds under development
• GM-CT
• GR-MD
• Low manufacturing costs; abundant natural plant
product starting materials
• Strong patent position; developed in house; no
encumbrances

• Science of Galectins
•
Galectin Function
•
Galectin Inhibitors
• Liver Fibrosis
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
• Immune Enhancement in Cancer Therapy
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
© 2012 Galectin Therapeutics
OTC:GALT

Galectin-3 Is A Critical Target For
Therapy of Liver Fibrosis
Galectin-3 is produced in large amounts by fibrotic liver (animal and human)
Galectin-3 is essential in mice for the development of liver fibrosis.
Fibrosis due to toxin exposure or fatty liver DOES NOT occur in mice that lack the galectin-3 gene.
Galectin inhibitors block production of fibrogenic markers in the key human cell (stellate cells) responsible for liver fibrosis
Galectin inhibitors reverse experimental fibrosis in rats induced by both fibrosis and fatty liver
© 2012 Galectin Therapeutics
OTC:GALT

Key Evidence:
Key Evidence:

Galectin Inhibitor GR-MD-02 Effectively
Treats Toxin-Induced Liver Fibrosis in Rats
© 2012 Galectin Therapeutics
OTC:GALT

Galectin Therapeutics Data:  Study performed under contract by Dr. Ji-yao Wang of Fudan University, Shanghai, China
Liver Fibrosis, induced by injection
of chemical toxin for 8 weeks
Regression of Fibrosis after 4 weeks
of treatment with GR-MD-02

P<0.01
n.s.
Sirius red-positive area (%)
1.00
0.75
0.50
0.25
0.00
Vehicle
GM-CT-01 120 mg/kg
GR-MD-02 60 mg/kg
P<0.01
n.s.
Sirius red-positive area (%)
1.25
1.00
0.75
0.50
0.25
0.00
Vehicle
GM-CT-01 120 mg/kg
GR-MD-02 60 mg/kg

GR-MD-02 Prevents and Completely Reverses
Fibrosis in Non-Alcoholic Steatohepatitis (NASH)
© 2012 Galectin Therapeutics
OTC:GALT

normal
mouse 0.33
GR-MD-02 also reduces fat, liver cell death, and inflammation
Early Rx
Late Rx

© 2012 Galectin Therapeutics
OTC:GALT

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2012 2013
2014
Post Transplant Fibrosis
Phase II Post Tx Fibrosis Trial
Phase I DE
NASH
NASH
Fibrosis Development Program: GR-MD-02
Phase II NASH with Fibrosis Trial
Plan to File Fast Track Designation
Plan to File Orphan Disease Status
Plan to File Fast Track Designation
Pre-Clinical (Target SQ)
Top line
results
Top line
results
Top line
results

Competitive Positioning in NASH
© 2012 Galectin Therapeutics
OTC:GALT

General Mechanism Examples Comments
Treat Diabetes and
Insulin Resistance
• Pioglitazone • Failed to achieve significant endpoints in phase II and phase III clinical trials
Inhibit Lipid
Metabolism
• Aramchol
• Colesevelam
• Cholesterol inhibition, no clinical results; weak
mechanism
• Intestinal bile salt binder, no clinical results, weak
mechanism
Modulate the
Immune System
• EGS21 (Enzo)
• Pentoxifylline
• Abandoned after phase II trial
• Non significant phase III results
Protease Inhibition • GS-9450 (Gilead) • Liver Tox: abandoned (caspase inhibitor)
Anti-Oxidant • MND-21 (Mochida)
• Cysteamine (Raptor)
• Omega-3 fatty acid (phase II trial)
• Increase glutathione in liver cells (phase II)
GR-MD-02: Most attractive mechanism: multiple sites of action in disease
Independent of glucose or lipid metabolism
Reverses established fibrosis
Strong safety profile:  Little chance of toxicity

• Science of Galectins
•
Galectin Function
•
Galectin Inhibitors
• Liver Fibrosis
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
• Immune Enhancement in Cancer Therapy
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
© 2012 Galectin Therapeutics
OTC:GALT

Stromal Cells
Angiogenesis
Adhesion to Extra Cellular Matrix
Detachment
Invasion and Migration
Tumor Immunity
Angiogenesis

The Vast Majority of Cancers Secrete Large Amounts
of Galectins Which Have Multiple Roles in Tumor
Pathogenesis
• Tumor cell invasion:
extracellular matrix
adhesion & detachment
• Stromal cell function
• Metastasis:
cell invasion and migration
• Angiogenesis
•
Tumor immunity has
recently been shown to be
critically affected by
galectins
© 2012 Galectin Therapeutics
OTC:GALT

GM-CT-01 Has Proven Safe in Over 100 Human
Subjects and Has Been Shown to Have Effect In
Colorectal Cancer
Cancer Trial
(DAVFU-003)
Day 0
Day 28
GM-CT-01
Chemo (5-FU)
• Phase II trial of 5-FU plus GM-CT-01 in line 3/4 therapy of metastatic colorectal cancer
• 6.7 months median survival and reduced 5-FU related side effects
• In similar patients, Erbitux
®
had a 6.1 month survival compared to 4.6
months with no therapy
• FDA confirmed that preclinical and clinical data are adequate to proceed with large clinical trials
• Deferring clinical trials in colorectal cancer to explore new exciting role for galectin inhibitors in cancer immunotherapy
© 2012 Galectin Therapeutics
OTC:GALT

Tumor Infiltrating T-Cells Are Able to
Recognize and Kill Tumor Cells
© 2012 Galectin Therapeutics
OTC:GALT

Experiments performed by Dr. Pierre van der Bruggen of the Ludwig Institute in
Brussels, Belgium in collaboration with Galectin Therapeutics
Cytokines (e.g., INF)
Kill tumor cells
Tumor-Infiltrating
Cytotoxic T-Cells
(CD8+ T-Cells)
Tumor Cells

“Galectins Effect”:  Tumors Inactivate Tumor-Infiltrating
T-Cells Through Secretion of Galectin-3 Which Coats
Surface of T-Cells and Alters Receptor Function
© 2012 Galectin Therapeutics
OTC:GALT

Experiments performed by Dr. Pierre van der Bruggen of the Ludwig Institute in
Brussels, Belgium in collaboration with Galectin Therapeutics
Cytokines (e.g., INF)
Kill tumor cells
Galectin-3
Tumor-Infiltrating
Cytotoxic T-Cells
Tumor Cells

GM-CT-01 Blocks the “Galectins Effect” and the
Restores the Ability of Tumor-Infiltrating T-Cells to Kill
Tumor Cells
© 2012 Galectin Therapeutics
OTC:GALT

Experiments performed by Dr. Pierre van der Bruggen of the Ludwig Institute in
Brussels, Belgium in collaboration with Galectin Therapeutics
Cytokines (e.g., INF)
Kill tumor cells
Galectin-3
GM-CT-01
Tumor-Infiltrating
Cytotoxic T-Cells
Tumor Cells

Galectin Therapeutics

GROUP 1 (n = 6 patients, expandable to 23)

LEGEND
superficial metastasis
non superficial metastasis
GM-CT-01 iv
GM-CT-01 peri-tumoral
GM-CT-01
280 mg/m2
slow i.v.
Vaccine
(either MAGE-3.A1 and or NA17.A2 peptide, 300 µg)
s.c. 80%
i.d. 20%
3w
≤4w
d1
d22
d43
d64
d85
d106
d134
w20
HLA typing
tumor biopsy
(RT-PCR)
tumor staging
PBMC collection (buffy-coat)
serum collection
PBMC collection (100 ml blood)
serum collection
serum collection
tumor staging
PBMC collection (buffy-coat)
serum collection

Melanoma “Proof of Concept” Clinical
Trial Design
© 2012 Galectin Therapeutics
OTC:GALT

Phase I/II study of peptide vaccination associated with GM-CT-01 in patients with advanced metastatic melanoma
IMPD approved by EMA
Group 2 patients have additional injection of GM-CT-01 in cutaneous tumors

Tumor Immune Enhancement Development Program
© 2012 Galectin Therapeutics
OTC:GALT

2012 2013
2014
Preclinical Efficacy Studies
GM-CT-01
Phase I/II Melanoma Trial
Top line
results in
Stage 1
Top line
results in
Stage 2
Efficacy in immune
competent mice with
syngeneic tumors
Pursue
Partnering
Discussions
Q1
Q2
Q4
Q1
Q3 Q2 Q3 Q4 Q1
Q2
Q3
Q4

Competitive Positioning In Tumor
Immunotherapy
• Market for tumor vaccines is expected to grow to $7B by 2015.  If ipilimumab (Yervoy, BMS) is included, market is even larger.
• Blocking the “Galectin Effect” would be synergistic with all types of tumor vaccines or immune stimulatory approaches.
• In this regard, competition will come from other galectin-blockers.
While there are several companies exploring galectin inhibitors, they are early in development or have disadvantages related to our drugs.
• Galectin Therapeutics is best positioned with a human trial in cancer immunotherapy using a demonstrated safe drug.
© 2012 Galectin Therapeutics
OTC:GALT

• Science of Galectins
•
Galectin Function
•
Galectin Inhibitors
• Liver Fibrosis
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
• Immune Enhancement in Cancer Therapy
• Mechanism of Action
• Regulatory and Clinical Plan
• Competitive Positioning
© 2012 Galectin Therapeutics
OTC:GALT

SUMMARY
Novel Mechanism &
Compounds
• First in class, proprietary compounds that inhibit galectin proteins.
• Novel class of safe, complex carbohydrate drugs.
• Strong patent position; Own 100% of commercial rights.
Large Market
Opportunities
• NASH and liver fibrosis indications would be first therapies for completely unmet medical needs, representing a multi-billion dollar market.
• Enhanced immune killing of cancer cells is synergistic with many current and experimental therapies, expected to be a $7 billion market by 2015.
Near Term Milestones
• GR-MD-02:  IND Dec 2012; Phase I Q1 2013 with results Q3 2013;
Phase II results end of 2014.
• GM-CT-01: Phase I/II interim results Dec. 2012.
Experienced
Management Team
and Board
• Management team has collective experience in multiple biotechnology and large Pharma companies and relevant scientific areas.  Can deliver on the program.
• Strong Board with experience in large and entrepreneurial companies and pharma/biotechnology.  James Czirr, Executive Chair.
© 2012 Galectin Therapeutics
OTC:GALT